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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-65464, 33-65472 and 33-65478) of VTEL
Corporation of our report dated September 24, 1997 appearing on page 28 in this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP


Austin, Texas
November 5, 1997